                                                                   Exhibit 10.19

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THE WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF THIS WARRANT.

                                 WARRANT NO. 01

                           to Purchase Common Stock of

                                 IDT CORPORATION

                                                                   63,098 Shares

      THIS IS TO CERTIFY THAT, for value received, Prime Leasing, Inc., an Illinois corporation (the "Holder"), or its registered assigns, is entitled to purchase from IDT Corporation (the "Company") 63,098 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at a purchase price of $6.958 per share (the "Exercise Price") payable upon exercise hereof at any time, and from time to time, during the period commencing October 1, 1998 and terminating at 5:00 p.m. New York time, on March 31, 2002 (the "Exercise Period"). The Common Stock and the Exercise Price are subject to adjustment in accordance with Article II hereof.

                                    ARTICLE I

                               EXERCISE OF WARRANT

Section 1.1. Exercise of Warrant. (a) This Warrant may be exercised at any time during the Exercise Period by surrendering to the Company the Warrant, with the form of subscription notice attached hereto as Exhibit A, duly executed by the owner, accompanied by a certified or official bank check or a wire transfer in immediately available funds for the purchase price of the Shares purchased or with assignment of the proceeds of the offering described in Section 3.5, to the extent sufficient to pay the purchase price of the shares purchased.

            (b) As soon as practicable after the exercise of this Warrant, in full or in part, the Company shall cause to be issued to the registered owner of this Warrant, a certificate or certificates for the number of full Shares to which he is entitled, registered in the owner's name, and if this Warrant shall not have been exercised in full for all Shares that this Warrant is exercisable for, a new countersigned Warrant evidencing the number of remaining shares of Common Stock such Warrant is exercisable for shall be delivered to such registered owner.

            (c) No fractional shares of Common Stock or scripts for fractional shares shall be issued upon any exercise of this Warrant.

            (d) All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from any liens, claims or encumbrances with respect thereto.

            (e) This Warrant relates to the warrants issuable to the Holder pursuant to a master lease agreement dated March 12, 1997 between the Holder and the Company under which the Holder is entitled to receive the pro rata share of 5% of the Company's then issued and outstanding common equity in proportion to each draw on the $12 million loan. On March 12, 1997, the Company had 9,963,280 shares of Common Stock, par value $.01 per share.

                                   ARTICLE II

                                   ADJUSTMENTS

Section 2.1. Antidilution Adjustment. (a) The Shares issuable upon exercise of the Warrant shall initially be 63,098 shares of Common Stock, subject to adjustment in this Section 2. The Company may not, through any voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions under the Warrant, and must in assist in carrying out the provisions of the Warrant and in taking other action necessary to protect the owner hereof. In particular the Company shall adjust the number of Shares issuable upon exercise of the Warrant upon the occurrence of an Adjustment Event, Reorganization Event, or Other Event (as defined).

            (b) An Adjustment Event shall mean the following:

                  (i) Any distribution of dividends or other distributions on its outstanding shares of Common Stock in Common Stock or derivative securities of the Common Stock; or

                  (ii) Any subdivision or reclassification; of its Common Stock into a greater or lesser number of shares.

            (c) Upon the occurrence of an Adjustment Event, the number of Shares subject to the Warrant shall be adjusted immediately after the applicable record date with respect to such Adjustment Event. The adjusted number of Shares shall be the number of Shares prior to such event multiplied by a fraction (x) the numerator of which is the number of outstanding shares of Common Stock immediately after the record date with respect to such Adjustment Event, and (y) the denominator of which is the number of outstanding shares of Common Stock immediately before such record date.

            (d) A Reorganization Event shall mean the following:

                  (i) Any capital reorganization, reclassification, recapitalization of the capital stock of the Company, other than an Adjustment Event;

                  (ii) Any merger or consolidation of the Company with or into another entity; or

                  (iii) Any sale or transfer of substantially all the assets of the Company.

            (e) Upon the occurrence of a Reorganization Event, there shall thereafter be issuable and deliverable, upon the exercise of this Warrant and in lieu of the Shares, as appropriate, the number of shares of stock, other securities or property to which a holder of the number of shares of Common Stock equal to the Shares at the date of the Reorganization Event would have been entitled to as a result of such Reorganization Event. Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 2.1(d) and (e), including, if appropriate, an agreement among the Company, any successor to the Company, and the Holder.

            (f) Upon the occurrence of other events ("Other Events") as to which the provisions above are not strictly applicable, the Company shall, upon the request of the Holder, make any adjustments to the number of Shares as to place the Holder in the same position as if the Holder had exercised the warrant immediately prior to the event. Nothing in this Section 2.1 shall require the Company to issue any fractional shares upon exercise of this Warrant.

      Section 2.2. Form of Warrant. The form of Warrant need not be changed because of any change pursuant to Section 2.1.

                                   ARTICLE III

                            RESTRICTIONS ON TRANSFER
                         AND REGISTRATION UNDER THE ACT

Section 3.1. Restrictions on Transfer. Neither this Warrant, the Shares issuable upon the exercise hereof nor any interest herein or therein shall be transferable except upon the conditions specified in this Article, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of any such transfer. The holder hereof will cause any transferee of this Warrant, the Shares or any interest herein or therein held by him to agree to take and hold the Warrant, the Shares or an interest herein or therein subject to the provisions and upon the conditions specified in this Article.

      Section 3.2. Restrictive Legend. This Warrant and each Share shall (unless otherwise permitted by the provisions of Section 3.3) include a legend in substantially the following form:

      Warrant Legend:

            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF THIS WARRANT.

      Share Legend:

            THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THESE SHARES NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THESE SHARES FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECT WITH ARTICLE III OF THE WARRANT DATED MAY __, 1997 PURSUANT TO WHICH THESE SHARES WERE ISSUED.

      Section 3.3. Notice of Proposed Transfers. The holder of this Warrant or any Shares by acceptance hereof or thereof agrees to comply in all respect with the provisions of this Section. Prior to any proposed transfer of this Warrant or any Shares, the holder hereof or thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstance of the proposed transfer in reasonable detail, and shall be accompanied by (a) a written opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer may be effected without registration under the Act or
(b) written assurance from the staff of the Securities and Exchange Commission (the "Commission") that it will not recommend that any action be taken by the Commission in the event such transfer is effected without registration under the Act. Such proposed transfer may be effected only if the Company shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of this Warrant or the Shares shall be entitled to transfer this Warrant or the Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing this Warrant or the Shares transferred as above provided shall bear the appropriate legend set forth in
Section 3.2, except that such certificate shall not bear such legend if the opinion of counsel or written assurance referred to above is to the further effect that neither such legend nor the restriction on transfer in this Article are required to ensure compliance with the Act.

      Section 3.4. Termination of Conditions and Obligations. The conditions precedent imposed by this Article III upon the transferability of the Shares shall terminate as to any particular Shares when such Shares shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such Shares or at such time as an opinion of counsel as specified in Section 3.3 shall have been rendered to the effect set forth in the last sentence of Section 3.3.

      Section 3.5. Piggyback Registration Rights. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of its shareholders, other than a registration relating solely to employee benefit plans, or a transaction relating solely to an SEC Rule 145 transaction, a transaction relating to solely the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of shares of Common Stock;

            (a) The Company will:

                  (i) give to the Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in such registration and in any underwriting involved therein, all the shares of Common Stock as shall have been requested by any other holders of the Common Stock.

            (b) If the registration is for a registered underwritten public offering, the Company shall so advise the Holder as part of the written notice given pursuant to Section 3.5(a)(i) above. In such event, the right of the Holder to register pursuant to this Section 3.5 shall be condition upon the Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. The Holder and other holders of the Company's Common Stock, to the extent not in violation of any pre-existing rights of other holders of the Company's Common Stock, shall, enter into an underwriting agreement along with the Company in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of securities in the offering to be included in the registration and underwriting. The Company shall so advise all Holder and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 3.5, and the number of shares of Common Stock and other securities that may be included in the registration and underwriting shall be allocated among the Holder and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder and holders, and other securities held by other holders at the time of filing the registration statement; except that the rights of those holders which have pre-existing rights contrary to this Section 3.5 shall not be impaired by the operation of this Section 3.5. If the Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall bear the costs of registering the Registrable Securities in such registration.

                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF BEARERS OF WARRANTS

Section 4.1. Limitation of Liability; Not Stockholders. No provisions of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided, in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by directors of the Company.

      Section 4.2. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 4.3. Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1. Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the purchase of the Shares and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

      Section 5.2. Waiver and Amendment. At any time, any term or provision of this Warrant may be waived, amended or supplemented in a writing signed by the holder and the Company. A waiver by the Company or the holder of a breach of any provision of this Warrant shall not operate as or be construed to be a waiver of any other breach of such provision or of any other provision of this Warrant. The failure of the holder or the Company to insist upon strict adherence to any term of this Warrant on one or more occasions shall not be considered a waiver or deprive that party of the right thereunder to insist on strict adherence to that term or any other term of this Warrant.

      Section 5.3. Assignment by the Company. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Warrant except to a corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and this Warrant shall be binding on and inure to the benefit of such successor.

      Section 5.4. Separability. If any provision in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

      Section 5.5. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 5.6. Notices and Demands to the Company. Any notice or demand authorized by this Warrant to be given or made by the Company or by a registered holder of the Warrant to or on the Company shall be sufficiently given or made if sent by first-class mail, certified or registered, postage prepaid, addressed as follows or at such other address as shall be specified by a party by like notice:

      If to the Company:

            IDT Corporation
            294 State Street
            Hackensack, NJ 07601
            Attention: Joyce J. Mason, Esq.

      If to the Holder:

            Prime Leasing, Inc.
            10275 W. Higgins Road, Suite 200
            Rosemont, IL 60018

Notices shall be deemed to have been given five days after being so mailed.

      Section 5.7. APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 5.8. Persons Having Rights Under this Warrant. Nothing in this Warrant expressed and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Warrant. This Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

      Section 5.9. Effect of Headings. The article and section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

      Section 5.10. Execution in Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, this Warrant has been duly executed by the parties hereto.

(SEAL)                                    IDT CORPORATION

ATTEST:
                                          By: /s/ Stephen Brown
                                              ---------------------------------
/s/ [ILLEGIBLE]                               Name:  Stephen Brown
-----------------------------                 Title: CFO
Secretary V.P.

                                          WARRANT HOLDER
                                          PRIME LEASING, INC.


                                          -------------------------------------
                                          Name:
                                          Title

Dated: July 2, 1997

                                                                       EXHIBIT A

                               SUBSCRIPTION NOTICE

      The undersigned, the beneficial and registered holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, __________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor pursuant to Section
1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned whose address is ___________________________ ________________________________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                          -------------------------------------
                                          Name:

Dated: ___________ __, 199_

                                                                       EXHIBIT B

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________ the rights to purchase ______________ shares of Common Stock, par value $.01 per share, of IDT Corporation represented by the foregoing Warrant and hereby appoints _____________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.


                                          -------------------------------------
                                          Name:

Dated:___________ __, 199_

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THE WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF THIS WARRANT.

                                 WARRANT NO. 02

                           to Purchase Common Stock of

                                 IDT CORPORATION

                                                                   35,906 Shares

      THIS IS TO CERTIFY THAT, for value received, Prime Leasing, Inc., an Illinois corporation (the "Holder"), or its registered assigns, is entitled to purchase from IDT Corporation (the "Company") 35,906 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at a purchase price of $8.34 per share (the "Exercise Price") payable upon exercise hereof at any time, and from time to time, during the period commencing December 1, 1998 and terminating at 5:00 p.m. New York time, on May 31, 2002 (the "Exercise Period"). The Common Stock and the Exercise Price are subject to adjustment in accordance with Article II hereof.

                                    ARTICLE I

                               EXERCISE OF WARRANT

Section 1.1. Exercise of Warrant. (a) This Warrant may be exercised at any time during the Exercise Period by surrendering to the Company the Warrant, with the form of subscription notice attached hereto as Exhibit A, duly executed by the owner, accompanied by a certified or official bank check or a wire transfer in immediately available funds for the purchase price of the Shares purchased or with assignment of the proceeds of the offering described in Section 3.5, to the extent sufficient to pay the purchase price of the shares purchased.

            (b) As soon as practicable after the exercise of this Warrant, in full or in part, the Company shall cause to be issued to the registered owner of this Warrant, a certificate or certificates for the number of full Shares to which he is entitled, registered in the owner's name, and if this Warrant shall not have been exercised in full for all Shares that this Warrant is exercisable for, a new countersigned Warrant evidencing the number of remaining shares of Common Stock such Warrant is exercisable for shall be delivered to such registered owner.

            (c) No fractional shares of Common Stock or scripts for fractional shares shall be issued upon any exercise of this Warrant.

            (d) All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from any liens, claims or encumbrances with respect thereto.

            (e) This Warrant relates to the warrants issuable to the Holder pursuant to a master lease agreement dated March 12, 1997 between the Holder and the Company under which the Holder is entitled to receive the pro rata share of 5% of the Company's then issued and outstanding common equity in proportion to each draw on the $12 million loan. On March 12, 1997, the Company had 9,963,280 shares of Common Stock, par value $.01 per share.

                                   ARTICLE II

                                   ADJUSTMENTS

Section 2.1. Antidilution Adjustment. (a) The Shares issuable upon exercise of the Warrant shall initially be 35,906 shares of Common Stock, subject to adjustment in this Section 2. The Company may not, through any voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions under the Warrant, and must in assist in carrying out the provisions of the Warrant and in taking other action necessary to protect the owner hereof. In particular the Company shall adjust the number of Shares issuable upon exercise of the Warrant upon the occurrence of an Adjustment Event, Reorganization Event, or Other Event (as defined).

            (b) An Adjustment Event shall mean the following:

                  (i) Any distribution of dividends or other distributions on its outstanding shares of Common Stock in Common Stock or derivative securities of the Common Stock; or

                  (ii) Any subdivision or reclassification; of its Common Stock into a greater or lesser number of shares.

            (c) Upon the occurrence of an Adjustment Event, the number of Shares subject to the Warrant shall be adjusted immediately after the applicable record date with respect to such Adjustment Event. The adjusted number of Shares shall be the number of Shares prior to such event multiplied by a fraction (x) the numerator of which is the number of outstanding shares of Common Stock immediately after the record date with respect to such Adjustment Event, and (y) the denominator of which is the number of outstanding shares of Common Stock immediately before such record date.

            (d) A Reorganization Event shall mean the following:

                  (i) Any capital reorganization, reclassification, recapitalization of the capital stock of the Company, other than an Adjustment Event;

                  (ii) Any merger or consolidation of the Company with or into another entity; or

                  (iii) Any sale or transfer of substantially all the assets of the Company.

            (e) Upon the occurrence of a Reorganization Event, there shall thereafter be issuable and deliverable, upon the exercise of this Warrant and in lieu of the Shares, as appropriate, the number of shares of stock, other securities or property to which a holder of the number of shares of Common Stock equal to the Shares at the date of the Reorganization Event would have been entitled to as a result of such Reorganization Event. Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 2.1(d) and (e), including, if appropriate, an agreement among the Company, any successor to the Company, and the Holder.

            (f) Upon the occurrence of other events ("Other Events") as to which the provisions above are not strictly applicable, the Company shall, upon the request of the Holder, make any adjustments to the number of Shares as to place the Holder in the same position as if the Holder had exercised the warrant immediately prior to the event. Nothing in this Section 2.1 shall require the Company to issue any fractional shares upon exercise of this Warrant.

      Section 2.2. Form of Warrant. The form of Warrant need not be changed because of any change pursuant to Section 2.1.

                                   ARTICLE III

                            RESTRICTIONS ON TRANSFER
                         AND REGISTRATION UNDER THE ACT

Section 3.1. Restrictions on Transfer. Neither this Warrant, the Shares issuable upon the exercise hereof nor any interest herein or therein shall be transferable except upon the conditions specified in this Article, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of any such transfer. The holder hereof will cause any transferee of this Warrant, the Shares or any interest herein or therein held by him to agree to take and hold the Warrant, the Shares or an interest herein or therein subject to the provisions and upon the conditions specified in this Article.

      Section 3.2. Restrictive Legend. This Warrant and each Share shall (unless otherwise permitted by the provisions of Section 3.3) include a legend in substantially the following form:

      Warrant Legend:

            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF THIS WARRANT.

      Share Legend:

            THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THESE SHARES NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THESE SHARES FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECT WITH ARTICLE III OF THE WARRANT DATED MAY __, 1997 PURSUANT TO WHICH THESE SHARES WERE ISSUED.

      Section 3.3. Notice of Proposed Transfers. The holder of this Warrant or any Shares by acceptance hereof or thereof agrees to comply in all respect with the provisions of this Section. Prior to any proposed transfer of this Warrant or any Shares, the holder hereof or thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstance of the proposed transfer in reasonable detail, and shall be accompanied by (a) a written opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer may be effected without registration under the Act or
(b) written assurance from the staff of the Securities and Exchange Commission (the "Commission") that it will not recommend that any action be taken by the Commission in the event such transfer is effected without registration under the Act. Such proposed transfer may be effected only if the Company shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of this Warrant or the Shares shall be entitled to transfer this Warrant or the Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing this Warrant or the Shares transferred as above provided shall bear the appropriate legend set forth in
Section 3.2, except that such certificate shall not bear such legend if the opinion of counsel or written assurance referred to above is to the further effect that neither such legend nor the restriction on transfer in this Article are required to ensure compliance with the Act.

      Section 3.4. Termination of Conditions and Obligations. The conditions precedent imposed by this Article III upon the transferability of the Shares shall terminate as to any particular Shares when such Shares shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such Shares or at such time as an opinion of counsel as specified in Section 3.3 shall have been rendered to the effect set forth in the last sentence of Section 3.3.

      Section 3.5. Piggyback Registration Rights. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of its shareholders, other than a registration relating solely to employee benefit plans, or a transaction relating solely to an SEC Rule 145 transaction, a transaction relating to solely the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of shares of Common Stock;

            (a) The Company will:

                  (i) give to the Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in such registration and in any underwriting involved therein, all the shares of Common Stock as shall have been requested by any other holders of the Common Stock.

            (b) If the registration is for a registered underwritten public offering, the Company shall so advise the Holder as part of the written notice given pursuant to Section 3.5(a)(i) above. In such event, the right of the Holder to register pursuant to this Section 3.5 shall be condition upon the Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. The Holder and other holders of the Company's Common Stock, to the extent not in violation of any pre-existing rights of other holders of the Company's Common Stock, shall, enter into an underwriting agreement along with the Company in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of securities in the offering to be included in the registration and underwriting. The Company shall so advise all Holder and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 3.5, and the number of shares of Common Stock and other securities that may be included in the registration and underwriting shall be allocated among the Holder and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder and holders, and other securities held by other holders at the time of filing the registration statement; except that the rights of those holders which have pre-existing rights contrary to this Section 3.5 shall not be impaired by the operation of this Section 3.5. If the Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall bear the costs of registering the Registrable Securities in such registration.

                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF BEARERS OF WARRANTS

Section 4.1. Limitation of Liability; Not Stockholders. No provisions of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided, in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by directors of the Company.

      Section 4.2. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 4.3. Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1. Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the purchase of the Shares and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

      Section 5.2. Waiver and Amendment. At any time, any term or provision of this Warrant may be waived, amended or supplemented in a writing signed by the holder and the Company. A waiver by the Company or the holder of a breach of any provision of this Warrant shall not operate as or be construed to be a waiver of any other breach of such provision or of any other provision of this Warrant. The failure of the holder or the Company to insist upon strict adherence to any term of this Warrant on one or more occasions shall not be considered a waiver or deprive that party of the right thereunder to insist on strict adherence to that term or any other term of this Warrant.

      Section 5.3. Assignment by the Company. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Warrant except to a corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and this Warrant shall be binding on and inure to the benefit of such successor.

      Section 5.4. Separability. If any provision in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

      Section 5.5. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 5.6. Notices and Demands to the Company. Any notice or demand authorized by this Warrant to be given or made by the Company or by a registered holder of the Warrant to or on the Company shall be sufficiently given or made if sent by first-class mail, certified or registered, postage prepaid, addressed as follows or at such other address as shall be specified by a party by like notice:

      If to the Company:

            IDT Corporation
            294 State Street
            Hackensack, NJ 07601
            Attention: Joyce J. Mason, Esq.

      If to the Holder:

            Prime Leasing, Inc.
            10275 W. Higgins Road, Suite 200
            Rosemont, IL 60018

Notices shall be deemed to have been given five days after being so mailed.

      Section 5.7. APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 5.8. Persons Having Rights Under this Warrant. Nothing in this Warrant expressed and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Warrant. This Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

      Section 5.9. Effect of Headings. The article and section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

      Section 5.10. Execution in Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, this Warrant has been duly executed by the parties hereto.

(SEAL)                                    IDT CORPORATION

ATTEST:
                                          By: /s/ Stephen Brown
                                              ---------------------------------
/s/ [ILLEGIBLE]                               Name: Stephen Brown
-----------------------------                 Title: CFO
Secretary V.P.

                                          WARRANT HOLDER
                                          PRIME LEASING, INC.


                                          -------------------------------------
                                          Name:
                                          Title

Dated: July 2, 1997

                                                                       EXHIBIT A

                               SUBSCRIPTION NOTICE

      The undersigned, the beneficial and registered holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, __________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor pursuant to Section
1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned whose address is __________________________ ________________________________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                          -------------------------------------
                                          Name:

Dated: ___________ __, 199_

                                                                       EXHIBIT B

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________ the rights to purchase ______________ shares of Common Stock, par value $.01 per share, of IDT Corporation represented by the foregoing Warrant and hereby appoints _____________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.


                                          -------------------------------------
                                          Name:

Dated:___________ __, 199_